PRESS RELEASE

Occidental Announces 1st Quarter 2024 Results

•Strong operational performance drove operating cash flow of $2.0 billion and cash flow from operations before working capital of $2.4 billion
•Capital spending of $1.8 billion and contributions from noncontrolling interest of $57 million resulted in quarterly free cash flow before working capital of $720 million
•Total company production of 1,172 Mboed near the mid-point of guidance while overcoming the extended third-party outage in the eastern Gulf of Mexico
•Midstream and marketing exceeded guidance for pre-tax income by approximately $100 million
•OxyChem exceeded guidance with pre-tax income of $260 million
•Earnings per diluted share of $0.75 and adjusted earnings per diluted share of $0.63

HOUSTON — May 7, 2024 — Occidental (NYSE: OXY) today announced net income attributable to common stockholders for the first quarter of 2024 of $718 million, or $0.75 per diluted share, and adjusted income attributable to common stockholders of $604 million, or $0.63 per diluted share.

"Operational excellence is fundamental to everything we do at Occidental, and our teams delivered at a high level across all segments during the first quarter of 2024," said President and Chief Executive Officer Vicki Hollub. "We are executing in all areas of our diversified portfolio and positioned for free cash flow growth."

First quarter of 2024 after-tax items affecting comparability of $114 million were comprised of a net gain in litigation settlements, primarily related to the Andes arbitration, and gains on asset sales included in WES's equity method investment income, partially offset by derivative losses and CrownRock acquisition-related costs.

QUARTERLY RESULTS
Oil and Gas
Oil and gas pre-tax income for the first quarter of 2024 was $1.2 billion, compared to pre-tax income of $1.6 billion for the fourth quarter of 2023. Excluding items affecting comparability, first quarter adjusted oil and gas income of $1.3 billion declined from the prior quarter due to lower crude oil prices and domestic crude oil volumes, partially offset by lower domestic lease operating expenses. For the first quarter of 2024, average WTI and Brent marker prices were $76.96 per barrel and $81.83 per barrel, respectively. Average worldwide realized crude oil prices decreased by 4% from the prior quarter to $76.04 per barrel. Average worldwide realized NGL prices increased by 6% from the prior quarter to $22.14 per barrel. Average domestic realized gas prices decreased by 14% from the prior quarter to $1.61 per thousand cubic feet (Mcf).

Total average global production of 1,172 thousand barrels of oil equivalent per day (Mboed) for the first quarter of 2024 came near the midpoint of guidance, while overcoming the extended third-party outage in the eastern Gulf of Mexico. Rockies & Other Domestic average daily production volumes exceeded guidance at 286 Mboed, and Permian and International came within guidance at 567

Mboed and 229 Mboed, respectively. Average daily production for the Gulf of Mexico for the first quarter was 90 Mboed. Production affected by the third-party outage in the eastern Gulf of Mexico resumed in mid-April.

OxyChem
OxyChem earned pre-tax income of $254 million for the first quarter of 2024. Excluding items affecting comparability, first quarter adjusted OxyChem income of $260 million exceeded guidance by $10 million. Compared to fourth quarter of 2023 income, the increase in first quarter income was primarily due to improved demand for polyvinyl chloride and vinyl chloride monomer along with lower ethylene costs, partially offset by overall lower realized prices across many product lines.

Midstream and Marketing
Midstream and marketing pre-tax results for the first quarter of 2024 reflected a loss of $33 million. Excluding items affecting comparability, first quarter adjusted midstream and marketing results reflected a loss of $64 million, which exceeded guidance by approximately $100 million. WES equity method investment income, excluding items affecting comparability, for the first quarter was $161 million. Compared to the fourth quarter of 2023, the increase in midstream and marketing results reflected higher crude margins due to the timing impact of crude sales in the marketing business, partially offset by higher equity method investment losses and higher expenses due to increased activities in the low-carbon ventures businesses.

Supplemental Non-GAAP Measures
This press release refers to adjusted income (loss), cash flow from operations before working capital, capital expenditures, net of noncontrolling interest and free cash flow, which are supplemental measures not calculated in accordance with generally accepted accounting principles in the United States (GAAP). These non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as an alternative to the comparable GAAP financial measures. Definitions of adjusted income (loss) and a reconciliation to net income (loss), along with cash flow from operations before working capital, capital expenditures, net of noncontrolling interest and free cash flow and a reconciliation to the comparable GAAP financial measures, are included in the financial schedules of this press release. Occidental’s definition of adjusted income (loss), cash flow from operations before working capital, capital expenditures, net of noncontrolling interest and free cash flow may differ from similarly titled measures provided by other companies in our industry and as a result may not be comparable.

About Occidental
Occidental is an international energy company with assets primarily in the United States, the Middle East and North Africa. We are one of the largest oil and gas producers in the U.S., including a leading producer in the Permian and DJ basins, and offshore Gulf of Mexico. Our midstream and marketing segment provides flow assurance and maximizes the value of our oil and gas. Our chemical subsidiary OxyChem manufactures the building blocks for life-enhancing products. Our Oxy Low Carbon Ventures subsidiary is advancing leading-edge technologies and business solutions that economically grow our business while reducing emissions. We are committed to using our global leadership in carbon management to advance a lower-carbon world. Visit oxy.com for more information.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements about Occidental’s expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as “estimate,” “project,” “predict,” “will,” “would,” “should,” “could,” “may,” “might,” “anticipate,” “plan,” “intend,” “believe,” “expect,” “aim,” “goal,” “target,” “objective,” "commit," "advance," “likely” or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Actual outcomes or results may differ from anticipated results, sometimes materially. Forward-looking and other statements regarding Occidental's sustainability efforts and aspirations are not an indication that these statements are necessarily material to investors or require disclosure in Occidental's filings with the U.S. Securities and Exchange Commission (SEC). In addition, historical, current and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve and assumptions that are subject to change in the future, including future rulemaking. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: general economic conditions, including slowdowns and recessions, domestically or internationally; Occidental’s indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental’s ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental’s credit ratings or future increases in interest rates; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental’s products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; the scope and duration of global or regional health pandemics or epidemics, and actions taken by government authorities and other third parties in connection therewith; results from operations and competitive conditions; future impairments of Occidental's proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; inflation, its impact on markets and economic activity and related monetary policy actions by governments in response to inflation; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other government approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or divestitures, including the acquisition of CrownRock, L.P.; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections, projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses; uncertainties about the estimated quantities of oil, NGL and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental’s ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental’s competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental’s oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets, including capital market disruptions and instability of financial institutions; government actions, war (including the Russia-Ukraine war and conflicts in the Middle East) and political conditions and events; health, safety and environmental (HSE) risks, costs and liability under existing or future federal, regional, state, provincial, tribal, local and international HSE laws, regulations and litigation (including related to climate change or remedial actions or assessments); legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes, and deep-water and onshore drilling and permitting regulations; Occidental's ability to recognize intended benefits from its business strategies and initiatives, such as Occidental's low-carbon ventures businesses or announced greenhouse gas emissions reduction targets or net-zero goals; potential liability resulting from pending or future litigation, government investigations and other proceedings; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks, terrorist acts or insurgent activity; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental’s ability to retain and hire key personnel; supply, transportation, and labor constraints; reorganization or restructuring of Occidental’s operations; changes in state, federal or international tax rates; and actions by third parties that are beyond Occidental's control.

Additional information concerning these and other factors that may cause Occidental's results of operations and financial position to differ from expectations can be found in Occidental’s other filings with the SEC, including Occidental’s 2023 Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Contacts

Media	Investors
Eric Moses	R. Jordan Tanner
713-497-2017	713-552-8811
eric_moses@oxy.com	investors@oxy.com

Occidental Petroleum Corporation
First Quarter 2024
Earnings Release Schedules Index

Schedule # and Description

1.Summary Highlights
2.Items Affecting Comparability Detail
•Before Tax Allocations
•After Tax Allocations
3.Segment Results Before Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
4.Segment Results After Tax Allocations
•Reported Results
•Items Affecting Comparability
•Adjusted Results (non-GAAP)
•Reconciliation - Diluted EPS
5.Consolidated Condensed Statements of Operations
6.Consolidated Condensed Balance Sheets
7.Consolidated Condensed Statements of Cash Flows
•Detail of Capital Expenditures and Depreciation, Depletion and Amortization
•Free Cash Flow (non-GAAP)
8.Oil & Gas Net Production Volumes Per Day
•MBOE/D
•By Commodity
9.Oil & Gas Net Sales Volumes Per Day and Realized Prices
•MBOE/D
•Realized Prices and Related Index Prices
10.Oil and Gas Metrics

SCHEDULE 1
Occidental Petroleum Corporation
Summary Highlights

		2023					2024
Quarterly		Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Net Income ($ millions)
Reported income attributable to common stockholders		$983	$605	$1,156	$1,029	$3,773	$718				$718
Reported EPS - Diluted ($/share)		$1.00	$0.63	$1.20	$1.08	$3.90	$0.75				$0.75
Effective tax rate on reported income (loss) (%)		27%	35%	24%	23%	27%	30%				30%

Adjusted income attributable to common stockholders (Non-GAAP)	(a)	$1,069	$661	$1,134	$710	$3,574	$604				$604
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$1.09	$0.68	$1.18	$0.74	$3.70	$0.63				$0.63
Effective tax rate on adjusted income (loss) (%)		27%	31%	24%	30%	28%	29%				29%

Average Shares Outstanding - Reported & Adjusted Income
Basic (millions)		901.2	889.3	884.0	881.0	889.2	884.1				884.1
Diluted (millions)		975.3	958.8	958.2	950.1	960.9	948.6				948.6

Daily Production Volumes
Total US (MBOE/D)		1,014	990	997	1,000	1,000	943				943
US Oil (MBBL/D)		551	521	534	530	534	487				487
Worldwide Production (MBOE/D)		1,220	1,218	1,220	1,234	1,223	1,172				1,172
Worldwide Sales (MBOE/D)		1,214	1,222	1,222	1,230	1,222	1,175				1,175

Commodity Price Realizations
Worldwide oil ($/BBL)		$74.22	$73.59	$80.70	$78.85	$76.85	$76.04				$76.04
Worldwide NGL ($/BBL)		$24.41	$19.08	$21.04	$20.93	$21.32	$22.14				$22.14
Domestic gas ($/MCF)		$3.01	$1.36	$1.92	$1.88	$2.04	$1.61				$1.61

Cash Flows ($ millions)
Operating cash flow before working capital (Non-GAAP)	(c)	$3,153	$2,651	$3,339	$2,505	$11,648	$2,446				$2,446
Working capital changes		$(283)	$419	$(210)	$734	$660	$(439)				$(439)
Operating cash flow		$2,870	$3,070	$3,129	$3,239	$12,308	$2,007				$2,007
Capital expenditures, net of noncontrolling interest (Non-GAAP)	(c)	$(1,461)	$(1,646)	$(1,619)	$(1,446)	$(6,172)	$(1,726)				$(1,726)

		2023					2024
Year-to-date		Mar	Jun	Sep	Dec		Mar	Jun	Sep	Dec
Net Income ($ millions)
Reported income attributable to common stockholders		$983	$1,588	$2,744	$3,773		$718
Reported EPS - Diluted ($/share)		$1.00	$1.63	$2.83	$3.90		$0.75
Effective tax rate on reported income (loss) (%)		27%	31%	27%	27%		30%

Adjusted income attributable to common stockholders (Non-GAAP)	(a)	$1,069	$1,730	$2,864	$3,574		$604
Adjusted EPS - Diluted (Non-GAAP) ($/share)	(b)	$1.09	$1.78	$2.95	$3.70		$0.63
Effective tax rate on adjusted income (loss) (%)		27%	29%	28%	28%		29%

Average Shares Outstanding - Reported & Adjusted Income
Basic (millions)		901.2	895.6	891.9	889.2		884.1
Diluted (millions)		975.3	967.4	964.4	960.9		948.6

Daily Production Volumes
Total US (MBOE/D)		1,014	1,002	1,000	1,000		943
US Oil (MBBL/D)		551	535	535	534		487
Worldwide Production (MBOE/D)		1,220	1,219	1,219	1,223		1,172
Worldwide Sales (MBOE/D)		1,214	1,220	1,220	1,222		1,175

Commodity Price Realizations
Worldwide Oil ($/BBL)		$74.22	$73.91	$76.19	$76.85		$76.04
Worldwide NGL ($/BBL)		$24.41	$21.67	$21.45	$21.32		$22.14
Domestic Gas ($/MCF)		$3.01	$2.18	$2.09	$2.04		$1.61

Cash Flows ($ millions)
Operating cash flows before working capital (Non-GAAP)	(c)	$3,153	$5,804	$9,143	$11,648		$2,446
Working capital changes		$(283)	$136	$(74)	$660		$(439)
Operating cash flow		$2,870	$5,940	$9,069	$12,308		$2,007
Capital expenditures, net of noncontrolling interest (Non-GAAP)	(c)	(1,461)	(3,107)	(4,726)	(6,172)		(1,726)

(a) See schedule 3 for non-GAAP reconciliation.
(b) See schedule 4 for non-GAAP reconciliation.
(c) See schedule 7 for non-GAAP reconciliation.

SCHEDULE 2
Occidental Petroleum Corporation
Items Affecting Comparability Detail
(amounts in millions)

	2023					2024
Before Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains, net	$—	$—	$142	$—	$142	$—				$—
Legal settlement gain	26	—	—	—	26	—				—
Asset impairments	—	(209)	—	—	(209)	—				—
Total Domestic	26	(209)	142	—	(41)	—				—
International
Legal reserves	—	—	—	—	—	(44)				(44)
Asset sales gains, net	—	—	—	25	25	—				—
Total International	—	—	—	25	25	(44)				(44)
Total Oil and Gas	26	(209)	142	25	(16)	(44)				(44)

Chemical
Legal reserves	—	—	—	—	—	(6)				(6)
Total Chemical	—	—	—	—	—	(6)				(6)

Midstream & Marketing
Asset sales gains and other, net (a)	—	—	51	—	51	122				122
Asset impairments and other charges (a)	(26)	—	(34)	—	(60)	—				—
Carbon Engineering fair value gain	—	—	—	283	283	—				—
Acquisition-related costs	—	—	—	(20)	(20)	—				—
Derivative gains (losses), net (a)	(8)	48	(81)	27	(14)	(91)				(91)
Total Midstream & Marketing	(34)	48	(64)	290	240	31				31

Corporate
Acquisition-related costs (b)	—	—	—	(6)	(6)	(56)				(56)
Maxus receivable valuation allowance adjustment	—	260	—	—	260	—				—
Total Corporate	—	260	—	(6)	254	(56)				(56)

State tax rate revaluation	—	—	—	10	10	—				—
Deferred taxes on Algeria contract renewal	—	(68)	3	—	(65)	—				—
Income tax impact on items affecting comparability	2	(22)	(17)		(37)	7				7
Preferred stock redemption premium	(80)	(65)	(42)	—	(187)	—				—
Discontinued operations, net of taxes	—	—	—	—	—	182				182
Total	$(86)	$(56)	$22	$319	$199	$114	$—	$—	$—	$114

	2023					2024
After Tax Allocations	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic
Asset sales gains, net	$—	$—	$111	$—	$111	$—				$—
Legal settlement gain	20	—	—	—	20	—				—
Asset impairments	—	(164)	—	—	(164)	—				—
Total Domestic	20	(164)	111	—	(33)	—				—
International
Legal reserves	—	—	—	—	—	(44)				(44)
Asset sales gains, net	—	—	—	25	25	—				—
Total International	—	—	—	25	25	(44)				(44)
Total Oil and Gas	20	(164)	111	25	(8)	(44)				(44)

Chemical
Legal reserves	—	—	—	—	—	(5)				(5)
Total Chemical	—	—	—	—	—	(5)				(5)

Midstream & Marketing
Asset sales gains and other, net (a)	—	—	40	—	40	95				95
Asset impairments and other charges (a)	(20)	—	(27)	—	(47)	—				—
Carbon Engineering fair value gain	—	—	—	283	283	—				—
Acquisition-related costs	—	—	—	(16)	(16)	—				—
Derivative gains (losses), net (a)	(6)	37	(63)	21	(11)	(71)				(71)
Total Midstream & Marketing	(26)	37	(50)	288	249	24				24
Corporate
Acquisition-related costs (b)	—	—	—	(4)	(4)	(43)				(43)
Maxus receivable valuation allowance adjustment	—	204	—	—	204	—				—
Total Corporate	—	204	—	(4)	200	(43)				(43)

State tax rate revaluation	—	—	—	10	10	—				—
Deferred taxes on Algeria contract renewal	—	(68)	3	—	(65)	—				—
Preferred stock redemption premium	(80)	(65)	(42)	—	(187)	—				—
Discontinued operations, net of taxes	—	—	—	—	—	182				182
Total	$(86)	$(56)	$22	$319	$199	$114	$—	$—	$—	$114
(a) Included gains on sales, charges and derivative gains (losses) from income from equity investments and other.
(b) Included debt issuance costs from interest and debt expense, net.

SCHEDULE 3
Occidental Petroleum Corporation
Segment Results Before Tax Allocations
(amounts in millions, except per share and effective tax rate amounts)

	2023						2024
Reported Income	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY		Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$1,371	$699	$1,627	$1,125	$4,822		$863				$863
International	371	462	467	559	1,859		441				441
Exploration	(102)	(102)	(125)	(112)	(441)		(66)				(66)
Total Oil & Gas	1,640	1,059	1,969	1,572	6,240		1,238				1,238
Chemical	472	436	373	250	1,531		254				254
Midstream & Marketing	2	(30)	(130)	182	24		(33)				(33)
Segment income	2,114	1,465	2,212	2,004	7,795		1,459				1,459
Corporate
Interest	(238)	(230)	(230)	(247)	(945)		(284)				(284)
Other	(142)	92	(173)	(198)	(421)		(165)				(165)
Income from continuing operations before taxes	1,734	1,327	1,809	1,559	6,429		1,010				1,010
Taxes
Federal and state	(300)	(203)	(322)	(150)	(975)		(172)				(172)
International	(171)	(264)	(112)	(211)	(758)		(132)				(132)
Income from continuing operations	1,263	860	1,375	1,198	4,696		706				706
Discontinued operations, net of taxes	—	—	—	—	—		182				182
Net income	1,263	860	1,375	1,198	4,696		888				888
Less: Preferred stock dividends and redemption premiums	(280)	(255)	(219)	(169)	(923)		(170)				(170)
Net income attributable to common stockholders	$983	$605	$1,156	$1,029	$3,773		$718				$718
Reported diluted income per share	$1.00	$0.63	$1.20	$1.08	$3.90		$0.75				$0.75
Effective Tax Rate	27%	35%	24%	23%	27%		30%				30%

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY		Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$26	$(209)	$142	$—	$(41)		$—				$—
International	—	—	—	25	25		(44)				(44)
Exploration	—	—	—	—	—		—				—
Total Oil & Gas	26	(209)	142	25	(16)		(44)				(44)
Chemical	—	—	—	—	—		(6)				(6)
Midstream & Marketing	(34)	48	(64)	290	240		31				31
Segment income (loss)	(8)	(161)	78	315	224		(19)				(19)
Corporate
Interest	—	—	—	—	—		(44)				(44)
Other	—	260	—	(6)	254		(12)				(12)
Income (loss) from continuing operations before taxes	(8)	99	78	309	478		(75)				(75)
Taxes
Federal and state	2	(22)	(17)	10	(27)		7				7
International	—	(68)	3	—	(65)		—				—
Income (loss) from continuing operations	(6)	9	64	319	386		(68)				(68)
Discontinued operations, net of taxes	—	—	—	—			182				182
Net income (loss)	(6)	9	64	319	386	0	114	—	—	—	114
Less: Preferred stock redemption premiums	(80)	(65)	(42)	—	(187)		—				—
Net income (loss) attributable to common stockholders	$(86)	$(56)	$22	$319	$199		$114				$114

Adjusted Income (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY		Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$1,345	$908	$1,485	$1,125	$4,863		$863				$863
International	371	462	467	534	1,834		485				485
Exploration	(102)	(102)	(125)	(112)	(441)		(66)				(66)
Total Oil & Gas	1,614	1,268	1,827	1,547	6,256		1,282				1,282
Chemical	472	436	373	250	1,531		260				260
Midstream & Marketing	36	(78)	(66)	(108)	(216)		(64)				(64)
Adjusted segment income	2,122	1,626	2,134	1,689	7,571		1,478				1,478
Corporate
Interest	(238)	(230)	(230)	(247)	(945)		(240)				(240)
Other	(142)	(168)	(173)	(192)	(675)		(153)				(153)
Adjusted income from continuing operations before taxes	1,742	1,228	1,731	1,250	5,951		1,085				1,085
Taxes
Federal and state	(302)	(181)	(305)	(160)	(948)		(179)				(179)
International	(171)	(196)	(115)	(211)	(693)		(132)				(132)
Adjusted income	1,269	851	1,311	879	4,310		774				774
Less: Preferred stock dividends	(200)	(190)	(177)	(169)	(736)		(170)				(170)
Adjusted income attributable to common stockholders	$1,069	$661	$1,134	$710	$3,574		$604				$604
Adjusted diluted earnings per share (Non-GAAP)	$1.09	$0.68	$1.18	$0.74	$3.70		$0.63				$0.63
Effective Tax Rate	27%	31%	24%	30%	28%		29%				29%

ADJUSTED INCOME TAX BENEFIT (EXPENSE)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY		Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
CURRENT	(454)	(355)	(320)	(442)	(1,571)		(356)				(356)
DEFERRED	(19)	(22)	(100)	71	(70)		45				45
TOTAL ADJUSTED INCOME TAX BENEFIT (EXPENSE)	$(473)	$(377)	$(420)	$(371)	$(1,641)		$(311)				$(311)
(a) Non-GAAP Measure. Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 4
Occidental Petroleum Corporation
Segment Results After Tax Allocations
(Amounts in millions, except per share and effective tax rate amounts)

	2023					2024
Reported Income (Loss)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$1,069	$545	$1,269	$877	$3,760	$673				$673
International	216	274	310	363	1,163	296				296
Exploration	(82)	(92)	(103)	(92)	(369)	(58)				(58)
Total Oil & Gas	1,203	727	1,476	1,148	4,554	911				911
Chemical	364	337	288	189	1,178	196				196
Midstream & Marketing	3	(13)	(94)	211	107	(30)				(30)
Segment income	1,570	1,051	1,670	1,548	5,839	1,077				1,077
Corporate
Interest	(238)	(230)	(230)	(247)	(945)	(284)				(284)
Other	(142)	92	(173)	(198)	(421)	(165)				(165)
Taxes	73	(53)	108	95	223	78				78
Income from continuing operations	1,263	860	1,375	1,198	4,696	706				706
Discontinued operations, net of taxes	—	—	—	—	—	182				182
Net income	1,263	860	1,375	1,198	4,696	888				888
Less: Preferred stock dividends and redemption premiums	(280)	(255)	(219)	(169)	(923)	(170)				(170)
Net income attributable to common stockholders	$983	$605	$1,156	$1,029	$3,773	$718				$718

Reported diluted income per share	$1.00	$0.63	$1.20	$1.08	$3.90	$0.75				$0.75

Items Affecting Comparability	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$20	$(164)	$111	$—	$(33)	$—				$—
International	—	—	—	25	25	(44)				(44)
Exploration	—	—	—	—	—	—				—
Total Oil & Gas	20	(164)	111	25	(8)	(44)				(44)
Chemical	—	—	—	—	—	(5)				(5)
Midstream & Marketing	(26)	37	(50)	288	249	24				24
Segment income (loss)	(6)	(127)	61	313	241	(25)				(25)
Corporate
Interest	—	—	—	—	—	(34)				(34)
Other	—	204	—	(4)	200	(9)				(9)
Taxes	—	(68)	3	10	(55)	—				—
Income (loss) from continuing operations	(6)	9	64	319	386	(68)				(68)
Discontinued operations, net of taxes	—	—	—	—	—	182				182
Net income (loss)	(6)	9	64	319	386	114				114
Less: Preferred stock redemption premiums	(80)	(65)	(42)	—	(187)	—				—
Net income (loss) attributable to common stockholders	$(86)	$(56)	$22	$319	$199	$114				$114

Adjusted Income (Loss) (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
Domestic	$1,049	$709	$1,158	$877	$3,793	$673				$673
International	216	274	310	338	1,138	340				340
Exploration	(82)	(92)	(103)	(92)	(369)	(58)				(58)
Total Oil & Gas	1,183	891	1,365	1,123	4,562	955				955
Chemical	364	337	288	189	1,178	201				201
Midstream & Marketing	29	(50)	(44)	(77)	(142)	(54)				(54)
Adjusted segment income	1,576	1,178	1,609	1,235	5,598	1,102				1,102
Corporate
Interest	(238)	(230)	(230)	(247)	(945)	(250)				(250)
Other	(142)	(112)	(173)	(194)	(621)	(156)				(156)
Taxes	73	15	105	85	278	78				78
Adjusted income from continuing operations	1,269	851	1,311	879	4,310	774				774
Less: Preferred stock dividends	(200)	(190)	(177)	(169)	(736)	(170)				(170)
Adjusted income attributable to common stockholders	$1,069	$661	$1,134	$710	$3,574	$604				$604

Adjusted diluted earnings per share (Non-GAAP)	$1.09	$0.68	$1.18	$0.74	$3.70	$0.63				$0.63

Reconciliation - Diluted Earnings Per Share
Reported Diluted Earnings Per Share (GAAP)	$1.00	$0.63	$1.20	$1.08	$3.90	$0.75				$0.75
After-Tax Adjustments for Items Affecting Comparability
Oil & Gas
Domestic	$0.02	$(0.17)	$0.11	$—	$(0.03)	$—				$—
International	—	—	—	0.03	0.03	(0.05)				(0.05)
Chemical	—	—	—	—	—	(0.01)				(0.01)
Midstream & Marketing	(0.03)	0.04	(0.05)	0.30	0.25	0.03				0.03
Corporate
Interest	—	—	—	—	—	(0.04)				(0.04)
Other	—	0.22	—	—	0.21	(0.01)				(0.01)
Taxes	—	(0.07)	—	0.01	(0.06)	—				—
Discontinued operations, net of taxes	—	—	—	—	—	0.20				0.20
Preferred stock redemption premiums	(0.08)	(0.07)	(0.04)	—	(0.19)	—				—
Total After-Tax Adjustments for Items Affecting Comparability	$(0.09)	$(0.05)	$0.02	$0.34	$0.21	$0.12				$0.12

Adjusted Diluted Earnings Per Share (Non-GAAP)	$1.09	$0.68	$1.18	$0.74	$3.69	$0.63				$0.63

Average Diluted Shares Outstanding - Reported (millions)	975.3	958.8	958.2	950.1	960.9	948.6				948.6
(a) Non-GAAP Measure. Adjusted income is a non-GAAP measure. Occidental defines adjusted income as net income excluding the effects of significant transactions and events that affect earnings but vary widely and unpredictably in nature, timing and amount. These events may recur, even across successive reporting periods. This non-GAAP measure is not meant to disassociate those items from management’s performance, but rather is meant to provide useful information to investors interested in comparing Occidental’s earnings performance between periods. Reported net income is considered representative of management’s performance over the long term, and adjusted income is not considered to be an alternative to net income reported in accordance with GAAP.

SCHEDULE 5
Occidental Petroleum Corporation
Consolidated Condensed Statements of Operations
(amounts in millions, except per-share amounts)

	2023					2024
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
REVENUES AND OTHER INCOME
Net sales
Oil & Gas	$5,325	$4,941	$5,594	$5,424	$21,284	$4,915				$4,915
Chemical	1,405	1,375	1,309	1,232	5,321	1,186				1,186
Midstream & Marketing	751	616	552	632	2,551	99				99
Eliminations	(256)	(230)	(297)	(116)	(899)	(225)				(225)
Total	7,225	6,702	7,158	7,172	28,257	5,975				5,975
Interest, dividends and other income	29	28	50	32	139	36				36
Gains on sale of assets and other, net	4	1	192	325	522	(1)				(1)
Total	7,258	6,731	7,400	7,529	28,918	6,010				6,010

COSTS AND OTHER DEDUCTIONS
Oil and gas lease operating expense	1,081	1,130	1,189	1,277	4,677	1,161				1,161
Transportation and gathering expense	384	375	363	359	1,481	353				353
Chemical and midstream costs of sales	745	791	682	898	3,116	742				742
Purchased commodities	498	490	520	501	2,009	86				86
Selling, general and administrative	241	277	258	307	1,083	259				259
Other operating and non-operating expense	308	10	328	438	1,084	410				410
Taxes other than on income	306	266	290	225	1,087	235				235
Depreciation, depletion and amortization	1,721	1,709	1,712	1,723	6,865	1,693				1,693
Asset impairments and other charges	—	209	—	—	209	—				—
Acquisition-related costs	—	—	—	26	26	12				12
Exploration expense	102	102	125	112	441	66				66
Interest and debt expense, net	238	230	230	247	945	284				284
Total	5,624	5,589	5,697	6,113	23,023	5,301				5,301
INCOME BEFORE INCOME TAXES AND OTHER ITEMS	1,634	1,142	1,703	1,416	5,895	709				709
OTHER ITEMS
Income from equity investments and other	100	185	106	143	534	301				301
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,734	1,327	1,809	1,559	6,429	1,010				1,010
Income tax expense	(471)	(467)	(434)	(361)	(1,733)	(304)				(304)
INCOME FROM CONTINUING OPERATIONS	1,263	860	1,375	1,198	4,696	706				706
Discontinued operations, net of taxes	—	—	—	—	—	182				182
NET INCOME	1,263	860	1,375	1,198	4,696	888				888
Less: Preferred stock dividend and redemption premiums	(280)	(255)	(219)	(169)	(923)	(170)				(170)
NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS	$983	$605	$1,156	$1,029	$3,773	$718				$718

EARNINGS PER SHARE
BASIC EARNINGS PER COMMON SHARE
Income from continuing operations	$1.08	$0.68	$1.30	$1.16	$4.22	$0.60				$0.60
Discontinued operations, net	—	—	—	—	—	0.21				0.21
BASIC EARNINGS PER COMMON SHARE	$1.08	$0.68	$1.30	$1.16	$4.22	$0.81				$0.81

DILUTED EARNINGS PER COMMON SHARE
Income from continuing operations	$1.00	$0.63	$1.20	$1.08	$3.90	$0.56				$0.56
Discontinued operations, net	—	—	—	—	—	0.19				0.19
DILUTED EARNINGS PER COMMON SHARE	$1.00	$0.63	$1.20	$1.08	$3.90	$0.75				$0.75

DIVIDENDS PER COMMON SHARE	$0.18	$0.18	$0.18	$0.18	$0.72	$0.22				$0.22

AVERAGE COMMON SHARES OUTSTANDING
BASIC	901.2	889.3	884.0	881.0	889.2	884.1				884.1
DILUTED	975.3	958.8	958.2	950.1	960.9	948.6				948.6

INCOME TAX BENEFIT (EXPENSE)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
CURRENT
Federal	$(265)	$(181)	$(243)	$(182)	$(871)	$(243)				$(243)
State and local	(18)	(14)	(21)	(39)	(92)	(12)				(12)
International	(171)	(191)	(120)	(231)	(713)	(140)				(140)
Total	(454)	(386)	(384)	(452)	(1,676)	(395)				(395)
DEFERRED
Federal	$(14)	$(5)	$(56)	$38	$(37)	$81				$81
State and local	(3)	(3)	(2)	33	25	2				2
International	—	(73)	8	20	(45)	8				8
Total	(17)	(81)	(50)	91	(57)	91				91
TOTAL INCOME TAX BENEFIT (EXPENSE)	$(471)	$(467)	$(434)	$(361)	$(1,733)	$(304)				$(304)

SCHEDULE 6
Occidental Petroleum Corporation
Consolidated Condensed Balance Sheets
(amounts in millions)

	2023				2024
	MAR	JUN	SEP	DEC	MAR	JUN	SEP	DEC
CURRENT ASSETS
Cash and cash equivalents	$1,165	$486	$611	$1,426	$1,272
Trade receivables, net	3,272	2,850	3,674	3,195	3,271
Inventories	2,311	2,021	1,975	2,022	2,131
Other current assets	1,394	2,097	2,006	1,732	1,671
Total current assets	8,142	7,454	8,266	8,375	8,345	—	—	—

INVESTMENTS IN UNCONSOLIDATED ENTITIES	3,161	3,431	3,320	3,224	3,400

PROPERTY, PLANT AND EQUIPMENT
Gross property, plant and equipment	122,126	123,891	124,941	126,811	128,542
Accumulated depreciation, depletion and amortization	(63,957)	(65,550)	(66,671)	(68,282)	(69,779)
Net property, plant and equipment	58,169	58,341	58,270	58,529	58,763	—	—	—

OPERATING LEASE ASSETS	852	827	854	1,130	1,038
OTHER LONG-TERM ASSETS	1,276	1,146	1,117	2,750	2,731
TOTAL ASSETS	$71,600	$71,199	$71,827	$74,008	$74,277	$—	$—	$—

CURRENT LIABILITIES
Current maturities of long-term debt	$139	$158	$1,224	$1,202	$1,203
Preferred stock redemption payable	712	304	—	—	—
Current operating lease liabilities	287	284	312	446	424
Accounts payable	3,514	3,557	3,908	3,646	3,827
Accrued liabilities	2,788	3,153	3,497	3,854	3,358
Total current liabilities	7,440	7,456	8,941	9,148	8,812	—	—	—

LONG-TERM DEBT, NET	19,645	19,669	18,597	18,536	18,545

DEFERRED CREDITS AND OTHER LIABILITIES
Deferred income taxes, net	5,527	5,605	5,666	5,764	5,728
Asset retirement obligations	3,618	3,667	3,636	3,882	3,867
Pension and postretirement obligations	977	978	910	931	933
Environmental remediation liabilities	890	867	860	889	870
Operating lease liabilities	595	576	577	727	664
Other	3,349	3,270	3,328	3,782	3,891
Total deferred credits and other liabilities	14,956	14,963	14,977	15,975	15,953	—	—	—
EQUITY
Preferred stock, $1.00 per share par value	9,130	8,621	8,287	8,287	8,287
Common stock, $0.20 per share par value	221	221	221	222	223
Treasury stock	(14,524)	(14,958)	(15,573)	(15,582)	(15,582)
Additional paid-in capital	17,159	17,218	17,326	17,422	17,456
Retained earnings	17,318	17,762	18,758	19,626	20,147
Accumulated other comprehensive income (loss)	255	247	293	275	280
Total stockholder's equity	29,559	29,111	29,312	30,250	30,811	—	—	—
Noncontrolling interest	—	—	—	99	156	—	—
Total equity	$29,559	$29,111	$29,312	$30,349	$30,967	$—	$—	$—

TOTAL LIABILITIES AND EQUITY	$71,600	$71,199	$71,827	$74,008	$74,277	$—	$—	$—

SCHEDULE 7
Occidental Petroleum Corporation
Consolidated Condensed Statements of Cash Flows and Detail of CAPEX and DD&A
(amounts in millions)

	2023					2024
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
OPERATING CASH FLOW
Net income	$1,263	$860	$1,375	$1,198	$4,696	$888				$888
Depreciation, depletion and amortization (see detail below)	1,721	1,709	1,712	1,723	6,865	1,693				1,693
Deferred income tax provision (benefit)	17	81	50	(91)	57	(91)				(91)
Asset impairments and other non-cash charges, net	152	1	202	(325)	30	(44)				(44)
Operating cash flow before working capital (Non-GAAP) (see below) (a)	3,153	2,651	3,339	2,505	11,648	2,446				2,446
Working capital changes	(283)	419	(210)	734	660	(439)				(439)
Operating cash flow (GAAP)	2,870	3,070	3,129	3,239	12,308	2,007				2,007

INVESTING CASH FLOW
Capital expenditures (see detail below)	(1,461)	(1,646)	(1,619)	(1,544)	(6,270)	(1,783)				(1,783)
Payments for purchases of assets and businesses	(151)	11	(80)	(493)	(713)	(142)				(142)
Sales of assets, net	54	26	325	43	448	98				98
Changes in capital accrual	(20)	25	(53)	73	25	51				51
Other investing activities	(20)	(355)	(47)	(48)	(470)	(34)				(34)
Investing cash flow	(1,598)	(1,939)	(1,474)	(1,969)	(6,980)	(1,810)				(1,810)

FINANCING CASH FLOW
Cash dividends paid	(320)	(368)	(347)	(330)	(1,365)	(332)				(332)
Preferred stock redemption	—	(982)	(679)	—	(1,661)	—				—
Purchases of treasury stock	(732)	(445)	(434)	(187)	(1,798)	—				—
Payments of debt	(22)	—	—	—	(22)	—				—
Other financing activities	(6)	(21)	(79)	62	(44)	4				4
Financing cash flow	(1,080)	(1,816)	(1,539)	(455)	(4,890)	(328)				(328)

Increase (decrease) in cash and cash equivalents and restricted cash and restricted cash equivalents	192	(685)	116	815	438	(131)				(131)
Cash and cash equivalents and restricted cash and restricted cash equivalents - beginning of period	1,026	1,218	533	649	1,026	1,464				1,464
Cash and cash equivalents and restricted cash and cash equivalents - end of period	$1,218	$533	$649	$1,464	$1,464	$1,333				$1,333

Capital Expenditures	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas	$(1,256)	$(1,360)	$(1,321)	$(1,023)	$(4,960)	$(1,472)				$(1,472)
Chemical	(56)	(123)	(111)	(245)	(535)	(80)				(80)
Midstream & Marketing	(136)	(141)	(151)	(228)	(656)	(205)				(205)
Corporate	(13)	(22)	(36)	(48)	(119)	(26)				(26)
Total Capital Expenditures (GAAP)	$(1,461)	$(1,646)	$(1,619)	$(1,544)	$(6,270)	$(1,783)				$(1,783)
Contributions from noncontrolling interest	—	—	—	98	98	57				57
Capital Expenditures, Net of Noncontrolling Interest (Non-GAAP)	$(1,461)	$(1,646)	$(1,619)	$(1,446)	$(6,172)	$(1,726)				$(1,726)

Depreciation, Depletion and Amortization	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Oil & Gas
United States	$1,390	$1,371	$1,393	$1,405	$5,559	$1,365				$1,365
International	140	152	132	129	553	132				132
Chemical	88	89	89	90	356	87				87
Midstream & Marketing	83	81	81	81	326	84				84
Corporate	20	16	17	18	71	25				25
Total Depreciation, Depletion and Amortization	$1,721	$1,709	$1,712	$1,723	$6,865	$1,693				$1,693

Free Cash Flow Before Working Capital (Non-GAAP) (a)	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
Operating cash flow (GAAP)	$2,870	$3,070	$3,129	$3,239	$12,308	$2,007				$2,007
Plus: Working capital and other, net	283	(419)	210	(734)	(660)	439				439
Operating cash flow before working capital (Non-GAAP)	3,153	2,651	3,339	2,505	11,648	2,446				2,446
Less: Capital expenditures, net of noncontrolling interest (Non-GAAP)	(1,461)	(1,646)	(1,619)	(1,446)	(6,172)	(1,726)				(1,726)
Free Cash Flow Before Working Capital (Non-GAAP)	$1,692	$1,005	$1,720	$1,059	$5,476	$720				$720

(a) Non-GAAP Measures. Operating cash flow before working capital, capital expenditures, net of noncontrolling interest and free cash flow are non-GAAP measures. Occidental defines operating cash flow before working capital as operating cash flow less working capital. Capital expenditures, net of noncontrolling interest is defined as capital expenditures less contributions from noncontrolling interest. Free cash flow is defined as operating cash flow before working capital less capital expenditures, net of noncontrolling interest. These non-GAAP measures are not meant to disassociate those items from management's performance, but rather are meant to provide useful information to investors interested in comparing Occidental's performance between periods. Reported operating cash flow and capital expenditures are considered representative of management's performance over the long term, and operating cash flow before working capital, capital expenditures, net of noncontrolling interest and free cash flow are not considered to be alternatives to reported operating cash flow and capital expenditures in accordance with GAAP.

SCHEDULE 8
Occidental Petroleum Corporation
Oil & Gas Net Production Volumes Per Day by Geographical Locations
TOTAL REPORTED PRODUCTION

	2023					2024
REPORTED NET MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD
United States
Permian	579	582	588	588	584	567				567
Rockies & Other Domestic	264	273	263	285	271	286				286
Gulf of Mexico	171	135	146	127	145	90				90
Total	1,014	990	997	1,000	1,000	943				943

International
Algeria & Other International	41	34	30	38	35	31				31
Al Hosn	61	88	88	92	83	92				92
Dolphin	36	39	39	40	39	36				36
Oman	68	67	66	64	66	70				70
Total	206	228	223	234	223	229				229

TOTAL REPORTED PRODUCTION	1,220	1,218	1,220	1,234	1,223	1,172				1,172

REPORTED NET PRODUCTION
VOLUMES PER DAY BY COMMODITY:
United States
Oil (MBBL)
Permian	337	333	339	338	337	323				323
Rockies & Other Domestic	73	76	72	87	77	89				89
Gulf of Mexico	141	112	123	105	120	75				75
Total	551	521	534	530	534	487				487
NGL (MBBL)
Permian	136	141	145	138	140	136				136
Rockies & Other Domestic	94	100	97	98	97	100				100
Gulf of Mexico	13	10	10	10	11	6				6
Total	243	251	252	246	248	242				242
Natural Gas (MMCF)
Permian	637	646	625	674	644	645				645
Rockies & Other Domestic	583	586	565	600	584	584				584
Gulf of Mexico	99	78	77	72	81	55				55
Total	1,319	1,310	1,267	1,346	1,309	1,284				1,284

International
Oil (MBBL)
Algeria and Other International	34	28	25	32	29	25				25
Al Hosn	10	15	15	16	14	16				16
Dolphin	6	6	6	6	6	6				6
Oman	58	58	57	54	57	59				59
Total	108	107	103	108	106	106				106
NGL (MBBL)
Algeria and Other International	4	3	2	3	3	4				4
Al Hosn	18	25	26	27	24	27				27
Dolphin	7	8	8	8	8	7				7
Total	29	36	36	38	35	38				38
Natural Gas (MMCF)
Algeria and Other International	15	15	15	15	15	14				14
Al Hosn	196	289	284	295	267	295				295
Dolphin	140	152	149	156	151	140				140
Oman	62	53	53	60	56	63				63
Total	413	509	501	526	489	512				512

SCHEDULE 9
Occidental Petroleum Corporation
Oil & Gas Net Sales Volumes Per Day and Realized Prices by Geographical Locations

	2023					2024
NET SALES MBOE VOLUMES PER DAY:	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

United States	1,014	990	997	1,000	1,000	943				943

International
Algeria and Other International	36	36	30	36	35	33				33
Al Hosn	61	88	88	92	82	93				93
Dolphin	35	39	40	40	39	36				36
Oman	68	69	67	62	66	70				70
Total	200	232	225	230	222	232				232

TOTAL REPORTED SALES	1,214	1,222	1,222	1,230	1,222	1,175				1,175

REALIZED PRICES
United States
Oil ($/BBL)	$73.63	$72.70	$81.36	$77.91	$76.42	$75.54				$75.54
NGL ($/BBL)	$23.39	$17.80	$20.22	$19.50	$20.19	$21.17				$21.17
Natural Gas ($/MCF)	$3.01	$1.36	$1.92	$1.88	$2.04	$1.61				$1.61

International
Oil ($/BBL)	$77.42	$77.76	$77.32	$83.64	$79.03	$78.29				$78.29
NGL ($/BBL)	$32.98	$28.45	$26.59	$30.18	$29.35	$28.33				$28.33
Natural Gas ($/MCF)	$1.95	$1.88	$1.87	$1.85	$1.88	$1.87				$1.87

Total Worldwide
Oil ($/BBL)	$74.22	$73.59	$80.70	$78.85	$76.85	$76.04				$76.04
NGL ($/BBL)	$24.41	$19.08	$21.04	$20.93	$21.32	$22.14				$22.14
Natural Gas ($/MCF)	$2.76	$1.50	$1.90	$1.88	$2.00	$1.68				$1.68

Index Prices
WTI Oil ($/BBL)	$76.13	$73.83	$82.26	$78.32	$77.64	$76.96				$76.96
Brent Oil ($/BBL)	$82.20	$78.02	$86.08	$82.69	$82.25	$81.83				$81.83
NYMEX Natural Gas ($/MCF)	$3.88	$2.30	$2.59	$2.97	$2.94	$2.35				$2.35

Percentage of Index Prices
Worldwide Oil as a percentage of WTI	97%	100%	98%	101%	99%	99%				99%
Worldwide Oil as a percentage of Brent	90%	94%	94%	95%	93%	93%				93%
Worldwide NGL as a percentage of WTI	32%	26%	26%	27%	27%	29%				29%
Worldwide NGL as a percentage of Brent	30%	24%	24%	25%	26%	27%				27%
Domestic Natural Gas as a percentage of NYMEX	78%	59%	74%	63%	69%	68%				68%

SCHEDULE 10
Occidental Petroleum Corporation
Oil & Gas Metrics

	2023					2024
	Qtr 1	Qtr 2	Qtr 3	Qtr 4	TY	Qtr 1	Qtr 2	Qtr 3	Qtr 4	YTD

Lease operating expenses ($/BOE)
United States	$9.23	$9.79	$10.20	$10.96	$10.05	$10.31				$10.31
International	$13.24	$11.72	$12.21	$12.73	$12.45	$13.10				$13.10
Total Oil and Gas	$9.89	$10.16	$10.57	$11.29	$10.48	$10.86				$10.86

Transportation costs ($/BOE)
United States	$3.81	$3.75	$3.74	$3.68	$3.74	$3.89				$3.89
Total Oil and Gas	$3.33	$3.18	$3.19	$3.10	$3.20	$3.25				$3.25

Taxes other than on income ($/BOE)
United States	$2.63	$2.59	$2.97	$2.32	$2.63	$2.64				$2.64
Total Oil and Gas	$2.71	$2.53	$2.47	$1.94	$2.41	$2.17				$2.17

DD&A expense ($/BOE)
United States	$15.24	$15.21	$15.18	$15.26	$15.22	$15.91				$15.91
International	$7.77	$7.18	$6.38	$6.13	$6.83	$6.23				$6.23
Total Oil and Gas	$14.00	$13.69	$13.56	$13.56	$13.70	$14.00				$14.00

G&A and other operating expenses ($/BOE)	$2.80	$2.48	$2.58	$3.35	$2.81	$3.34				$3.34

Exploration Expense ($ millions)
United States	$90	$45	$99	$89	$323	$36				$36
International	12	57	26	23	118	30				30
Total Exploration Expense	$102	$102	$125	$112	$441	$66				$66

Capital Expenditures ($ millions)
Permian	$(665)	$(778)	$(678)	$(450)	$(2,571)	$(725)				$(725)
Rockies & Other Domestic	(138)	(199)	(209)	(198)	(744)	(210)				(210)
Gulf of Mexico	(110)	(89)	(110)	(91)	(400)	(249)				(249)
International	(138)	(128)	(109)	(120)	(495)	(142)				(142)
Exploration Drilling	(205)	(166)	(215)	(164)	(750)	(146)				(146)
Total Oil and Gas	$(1,256)	$(1,360)	$(1,321)	$(1,023)	$(4,960)	$(1,472)				$(1,472)